                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Health Care Fund

Annual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.23%	8.20%	4.95%	9.50%
Class B	3.26%	7.28%	4.05%	8.59%
Class C	3.35%	7.32%	4.10%	8.63%
S&P 500 Index+	8.24%	5.60%	-1.93%	3.31%
Goldman Sachs Healthcare Index++	6.94%	6.56%	3.65%	7.19%
Scudder Health Care Fund	1-Year	3-Year	Life of Class**
Institutional Class	4.43%	8.57%	-.23%
S&P 500 Index+	8.24%	5.60%	-.68%
Goldman Sachs Healthcare Index++	6.94%	6.56%	-.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,823	$11,940	$12,000	$18,207
	Average annual total return	-1.77%	6.09%	3.71%	8.61%
Class B	Growth of $10,000	$10,026	$12,146	$12,098	$18,177
	Average annual total return	.26%	6.69%	3.88%	8.59%
Class C	Growth of $10,000	$10,335	$12,362	$12,222	$18,224
	Average annual total return	3.35%	7.32%	4.10%	8.63%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$12,660
	Average annual total return	8.24%	5.60%	-1.93%	3.31%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,694	$12,101	$11,965	$16,542
	Average annual total return	6.94%	6.56%	3.65%	7.19%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 5/31/05
Scudder Health Care Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,044,300	$1,279,800	$989,700
	Average annual total return	4.43%	8.57%	-.23%
S&P 500 Index+	Growth of $1,000,000	$1,082,400	$1,177,500	$970,100
	Average annual total return	8.24%	5.60%	-.68%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,069,400	$1,210,100	$959,300
	Average annual total return	6.94%	6.56%	-.94%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/05	$ 22.69	$ 21.84	$ 21.88	$ 23.10
5/31/04	$ 21.77	$ 21.15	$ 21.17	$ 22.12
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	82	of	182	45
3-Year	44	of	160	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from June 1, 2004 to January 31, 2005, shareholders redeeming Class S and AARP shares held less than one year had a lower total return due to the effect of the 1% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of 2% short-term redemption fee.

Returns and rankings during the Life-of-Fund period shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/05
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	4.42%	8.42%	5.20%	9.79%
Class AARP	4.37%	8.44%	5.20%	9.78%
S&P 500 Index+	8.24%	5.60%	-1.93%	3.31%
Goldman Sachs Healthcare Index++	6.94%	6.56%	3.65%	7.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/05	$ 22.93	$ 22.93
5/31/04	$ 21.97	$ 21.96

Growth of an Assumed $10,000 Investment
[] Scudder Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31
Comparative Results as of 5/31/05
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,442	$12,746	$12,888	$19,675
	Average annual total return	4.42%	8.42%	5.20%	9.79%
Class AARP	Growth of $10,000	$10,437	$12,753	$12,888	$19,675
	Average annual total return	4.37%	8.44%	5.20%	9.78%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$12,660
	Average annual total return	8.24%	5.60%	-1.93%	3.31%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,694	$12,101	$11,965	$16,542
	Average annual total return	6.94%	6.56%	3.65%	7.19%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	74	of	182	41
3-Year	42	of	160	27
5-Year	28	of	83	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Institutional shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,056.80	$ 1,051.50	$ 1,052.40	$ 1,057.20	$ 1,057.70	$ 1,057.20
Expenses Paid per $1,000*	$ 7.64	$ 12.12	$ 11.72	$ 6.98	$ 6.41	$ 5.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,017.50	$ 1,013.11	$ 1,013.51	$ 1,018.15	$1,018.70	$ 1,019.25
Expenses Paid per $1,000*	$ 7.49	$ 11.89	$ 11.50	$ 6.84	$ 6.29	$ 5.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder Health Care Fund	1.49%	2.37%	2.29%	1.36%	1.25%	1.14%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Health Care Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James Fenger

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1998.

Over 20 years of investment industry experience.

BA, MBA, University of Wisconsin.

Leefin Lai, CFA

Senior Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

Over 11 years of investment industry experience.

BS, MBA, University of Illinois.

Thomas Bucher, CFA

Director of Deutsche Asset Management and Consultant of the fund.

Joined Deutsche Asset Management in 1995, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

MA, University of Tuegingen, Germany.

Joined the fund in 2002.

In the following interview, Portfolio Managers James Fenger and Leefin Lai discuss Scudder Health Care Fund's performance, strategy and market environment for the fund's most recent fiscal year ended May 31, 2005.

Q:  How did Scudder Health Care Fund perform over the 12-month period ended May 31?

A:  Thanks in large part to the strong performance of managed care stocks during the second half of the period, Scudder Health Care Fund posted a positive 4.23% (Class A shares) total return for its most recent fiscal year ended May 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other shares classes and for more complete performance information.) The fund's benchmark, the S&P 500 Index, returned 8.24% for the period.1 However, the fund outperformed its peers in the Lipper Health/Biotechnology Funds category, which posted an average return of 2.52%.2 The fund underperformed the 6.94% return of its secondary benchmark, the Goldman Sachs Healthcare Index.

1 Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in a Lipper category.

Q:  Will you describe the most successful investment decisions during the period?

A:  In the health care services sector, our holdings in Caremark Rx, Inc. helped the fund's performance. Caremark manages prescription benefit plans for corporate health plans, managed care organizations and insurance companies. As a pharmaceutical benefit plan manager (PBM), Caremark remains one of the fund's largest holdings. During the period, Caremark benefited from three trends: (1) the growing popularity of mail-order drugs, which are more profitable than retail prescriptions for Caremark; (2) the increasing use of generic drugs, which are also more profitable for PBMs; and (3) the burgeoning use of specialty products, such as biotechnology treatments, of which Caremark is a leading distributor. The company also benefited from favorable cost trends and increased exposure to growth in the managed care subsector through its recent acquisition of Advanced PCS.

Within the medical device and supply area, Elekta AB, a Swedish company, posted strong performance during the period. Elekta provides radiation equipment used to treat cancer. The company is benefiting from the launch of new products and has increased its market share within the United States.3 Elekta recently acquired IMPAC Medical Systems, a merger that combines IMPAC's strength in software systems with Elekta's expertise in radiation hardware.

3 Market share is a brand's share of the total sales of all products within the product category in which the brand competes.

As we stated in the semiannual report, one of our best investment decisions during the period was to have no position in Merck, a large pharmaceutical company, which was down drastically. Merck's stock was hit hard after the company withdrew Vioxx — one of its most important products — from the marketplace.

Q:  What investment decisions proved disappointing during the period?

A:  The stock price of Pfizer, Inc. — the world's largest pharmaceutical company — declined during the past year. We were able to limit the fund's losses as we reduced our weighting early in the period. We have become more concerned about Pfizer's growth potential because the patents of several of its major drugs will expire over the next few years, providing an opening for generic drug competition. We have also seen delayed product launches as well as lower expectations for a number of Pfizer's new products. Pfizer was also hurt by problems with two of its COX-2 inhibitors (a type of anti-inflammatory drug), formulated to relieve arthritis pain. In April, the Food and Drug Administration (FDA) asked Pfizer to withdraw its COX-2 inhibitor Bextra from the market because of evidence that the drug increases risk of cardiovascular complications and the possibility of a rare skin reaction. The FDA also required a strong warning on the label of Pfizer's COX-2 inhibitor Celebrex, disclosing the risk of possible cardiovascular events such as heart attacks and strokes stemming from use of the drug. The company remains highly profitable, but the market is concerned that profit margins could shrink over time. On the positive side, Pfizer has announced major new initiatives to help bring its costs down, which should be a significant benefit for earnings in 2006.

The stock of the major pharmaceutical firm Eli Lilly & Co. declined substantially during the period, and we reduced the fund's weighting. Ongoing safety issues regarding the company's major drug, Zyprexa, used to treat schizophrenia and bipolar disorder, were a major concern. The drug can cause significant weight gain, which can lead to other health-related problems. There have also been concerns that Zyprexa could increase the risk of diabetes. However, the company did receive some good news during the period. The patent on Zyprexa, which had been challenged by a generic drug firm, was upheld by the courts.

Another holding that significantly detracted from performance during the period was Elan Corp. Elan had represented a significant position in the fund's portfolio. In early 2005, the company launched a product to treat multiple sclerosis called Tysabri. We had high expectations for Tysabri because it had shown greater effectiveness than other similar products and had appeared to have a more benign side-effect profile. However, during the period, it was announced that a small number of patients developed a rare disease of the central nervous system that appeared to be related to Tysabri. As a consequence, the product had to be withdrawn from the marketplace. This development caused a significant decline in Elan's stock price, as the stock's previous strength was primarily based on the potential of Tysabri. We sold the stock following this announcement because we felt that it may take a long time for Elan to get the product back on the market. (As of May 31, 2005, the position in Elan was sold.)

Q:  How did you position the fund within biotechnology stocks during the fund's most recent annual period?

A:  With a portfolio weighting of 24% as of May 31, biotechnology remains an area of focus for the fund. Although many biotech stocks showed weakness, we saw this as a buying opportunity. Therefore, we increased our positions in existing biotechnology holdings and initiated some new positions in companies that have products in the later stages of development.

The performance of large-cap biotechnology companies was mixed during the 12-month period. On the positive side, Genzyme Corp. was up strongly. Genzyme continues to benefit from the launch of new products, particularly those that relate to rare genetic diseases. The company recently launched a product to treat Fabry's disease (a rare genetic disease that affects the metabolism of lipids) that has performed well. Genzyme also benefited from the consolidation of several companies that it had recently acquired, expanding its exposure to drugs in the fields of oncology, transplantation and dialysis. The company has exceeded earnings expectations over the past 12 months.

Genentech, Inc., another large-cap biotechnology holding, benefited from positive product news on two fronts. Its drug Avastin had been approved in February 2004 as a treatment for colorectal cancer. The drug gained wide adoption as a treatment for colorectal cancer over the last 12 months and reported additional efficacy in the treatment of lung and breast cancer. Genentech also received positive news on Herceptin, a product approved for breast cancer. Among patients who had undergone breast cancer surgery, Herceptin appeared to significantly reduce the recurrence of breast cancer, which is a major medical advance. We think this news will expand the use of Herceptin and earnings prospects for Genentech.

Biogen Idec, Inc. was among the large-cap biotechnology companies that underperformed during the period. The company's difficulties had to do primarily with Tysabri (see previous page), which was jointly marketed by Biogen and Elan. Tysabri's withdrawal from the market hit Biogen hard. However, unlike with Elan, we continue to hold Biogen because of the company's profitable franchise within the multiple sclerosis market. Biogen is also a leading company in the oncology market with its product Rituxan.

Small-cap biotechnology companies in general were a significant disappointment over the period. Among the smaller-cap names, the fund held only one stock that performed well — Celgene Corp. The company continues to move forward with a new product, Revlimid, that will be used to treat multiple myeloma and transfusion-dependent myelodysplastic syndromes — a group of disorders that are characterized by a low blood count due to bone marrow dysfunction. Virtually all of our other holdings in small-cap biotechnology performed poorly. In general, we believe that the withdrawal of Tysabri from the marketplace temporarily cast a shadow over all new products within the small-cap biotechnology subsector. During the summer, these stocks are usually weak due to the infrequency of medical meetings (where new drugs are introduced), but in the fall — when there is a full calendar of medical meetings — we believe these stocks will rebound. We are therefore maintaining exposure to small-cap biotechnology companies that we believe have long-term potential.

Q:  How was the fund positioned within health care services stocks during the period?

A:  In the health care services area — which includes pharmaceutical services and distribution, hospitals and managed care — the fund's weighting increased from 16% to 20% during the period. Health care services significantly benefited fund performance during the period, a combination of the increase in weighting and favorable stock selection within the sector.

Within health care services, managed care companies were a key driver of performance. This industry continues to post strong performance for a number of reasons. First, managed care companies are generally exceeding earnings expectations. Second, these companies' costs are trending lower. Third, we continue to see good premium increases, although at a somewhat slower pace than before — with the slowdown in premium increases more than offset by lower cost trends. Finally, we anticipate significant opportunities for managed care companies from the changes in Medicare (under the Medicare Modernization Act of 2003). We think these companies will be major players in Medicare Advantage products, which provide managed-care-based health care for Medicare patients. Managed care companies should also benefit from the new Medicare Prescription Drug Plan, which takes effect on January 1, 2006 and should drive increased enrollment in their Medicare plans..

Within managed care, some of the fund's key performers were Aetna, Inc., UnitedHealth Group, Inc. and WellPoint, Inc., all up substantially during the period. WellPoint benefited from a recent merger with Anthem. Both of these companies are consolidators of Blue Cross/Blue Shield plans.

During the 12-month period, we added Humana, Inc. and Pacificare Health Systems, Inc. Both performed strongly, though we did not hold either stock for the entire period. The two companies have extensive exposure to Medicare and should benefit from the new opportunities within Medicare over the next several years. Another holding within health care services worthy of mention is Allscripts Healthcare Solutions, Inc., which nearly doubled in price during the period. Allscripts offers increasingly popular handheld devices to physicians to be used for record keeping and prescribing drugs.

Q:  How did you position the fund within medical devices and supplies during the most recent annual period?

A:  The fund's allocation in the medical supply and specialty area declined slightly during the year, from 21% down to 20%. However, we increased the fund's position in some of the more diversified companies within this area, over the period, such as Abbott Laboratories and Johnson & Johnson, both of which are diversified medical device, supply and pharmaceutical companies. At present, these companies are experiencing fewer problems than many of the pure pharmaceutical companies, and we believe their growth rates should exceed that of the pharmaceutical industry.

The performance of the fund's holdings in this sector was mixed during the period. On the plus side was Nobel Biocare Holding AG, a Swedish company. Traded primarily on the Swiss exchange, Nobel is the leader in dental implants. The dental implant market continues to grow significantly due to the advantages of these new products over long-standing dental technologies such as bridges and crowns. Another company that performed well within this market sector was C.R. Bard, Inc., which continued to benefit from new products that it recently launched within the cardiovascular device and medical supply areas.

On the negative side, we saw a decline in orthopedic stocks (manufacturers of artificial joints) during the period, including fund holdings Biomet, Inc., Smith & Nephew PLC and Zimmer Holdings, Inc.. Market participants have been concerned about pressure from hospitals to cut the prices of orthopedic devices and greater scrutiny by the government regarding the industry's marketing practices. While we are monitoring these issues, we think their potential impact has been overstated. In addition, demographics (the aging of the baby boom generation) and an increased use of these devices by younger people favor this industry. We continue to maintain exposure in orthopedic stocks despite short-term weakness.

Q:  How did you position the fund within major pharmaceutical stocks during the period?

A:  Throughout the period, the fund was underweight in the major pharmaceutical sector. This helped the fund, as the sector's performance was weak. Within major pharmaceuticals, we continue to have concerns about future patent expirations, a lack of new products, a squeeze on profits and continued downward pressure on pharmaceutical prices. We have also seen a significant increase in product safety concerns. Prominent examples were Merck's Vioxx and Pfizer's Bextra, both of which had to be withdrawn from the marketplace (see previous discussions of Merck and Pfizer). Earnings growth within this area slowed, and expectations for future growth were curtailed.

However, the fund did hold several major pharmaceutical issues that performed well over the period. Sanofi-Aventis, a French firm, is moving forward with an exciting new weight-loss drug called Acomplia. Based on recent positive clinical data, Acomplia should be approved within 12 months. Likewise, Wyeth performed strongly during the period. Wyeth benefited from the fact that previous manufacturing issues with Prevnar, a pediatric vaccine, were resolved in late 2004. The company also continued to move closer to resolving the remaining outstanding legal issues regarding its diet drug often referred to as fen-phen. Another stock that performed well for the fund was Roche Holdings AG, a Swiss company, which owns a majority position in Genentech. In addition to its ownership stake in Genentech, Roche has also benefited from holding the marketing rights to the Genentech drugs Avastin and Herceptin in Europe.

Q:  How did you position the fund within specialty pharmaceutical stocks during the 12-month period?

A:  In the specialty pharmaceutical area, the fund's weighting declined from 13% to 6% during the period, due to the fact that we divested the Elan position (see above) and reduced the fund's exposure to a number of other specialty pharmaceuticals, including generic drug companies. We did see positive results in Alcon Inc., which performed well as the company continued to exceed expectations with higher profit margins and the launch of new products. We sold Alcon during the period based on our belief that the stock had become fully valued.

Stocks of companies that market generic drugs were underperformers during the period, and we reduced our exposure. We have become more concerned about the generics companies because the market is becoming less profitable as competition has emerged from both the increasing number of domestic players and the potential competition from the emerging generics industry in India. Furthermore, "brand-name" drug companies have begun to compete directly against generics companies and indirectly through distribution agreements. As patents expire, branded companies launch their own generics, thereby reducing the overall profits of the generics industry.

Q:  How do you assess the market for health care stocks at the present time?

A:  A key event in 2006 will be the new Medicare drug benefit. We think this will have a positive influence on the managed care companies and on most of the rest of the health care industry. We anticipate mixed results for the large branded pharmaceutical companies, in that the Medicare program could lead to lower prices and increased use of generics. However, declining prices are likely to be offset by a greater overall utilization of drugs among seniors. Increased utilization of drugs in general and increased use of generics should benefit the PBMs and the generics industry and could have positive implications for drug distributors.

We don't anticipate any major US legislation over the next 12 months that would negatively affect the health care industry. Given the Republican administration's concerns regarding drug safety, we don't see a major push to legalize drug reimportation from Canada or other countries. Moreover, the new Medicare outpatient drug benefit reduces the need for such legislation. In summary, we think the overall market continues to be positive for health care.

We believe Scudder Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified, but select, group of health care companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	5/31/05	5/31/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stock)	5/31/05	5/31/04

Biotechnology	24%	23%
Pharmaceuticals: Major Pharmaceuticals	22%	20%
Specialty Pharmaceuticals	6%	13%
Health Care Services	20%	16%
Medical Supply & Specialty	20%	21%
Hospital Management	4%	4%
Life Science Equipment	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (32.3% of Net Assets)
1. Amgen, Inc. Developer of pharmaceuticals	4.3%
2. UnitedHealth Group, Inc. Operator of organized health systems	4.1%
3. WellPoint, Inc. Provider of health benefits	3.7%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.5%
5. Abbott Laboratories Developer of health care products	3.2%
6. Wyeth Manufacturer of pharmaceutical and health care products	3.1%
7. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.9%
8. Novartis AG Manufacturer of pharmaceutical and nutrition products	2.7%
9. Roche Holdings AG Developer of pharmaceutical and diagnostic products	2.4%
10. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Shares	Value ($)

Common Stocks 96.7%
Health Care 96.7%
Biotechnology 23.3%
Actelion Ltd.*	10,700	1,084,298
Amgen, Inc.*	159,900	10,006,542
Amylin Pharmaceuticals, Inc.* (d)	135,300	2,162,094
Biogen Idec, Inc.*	92,695	3,624,375
Celgene Corp.*	80,700	3,416,838
Discovery Laboratories, Inc.* (d)	190,400	1,342,320
DOV Pharmaceutical, Inc.* (d)	114,000	1,721,400
Encysive Pharmaceuticals, Inc.*	60,500	617,100
Eyetech Pharmaceuticals, Inc.* (d)	32,200	413,126
Gen-Probe, Inc.*	46,200	1,795,332
Genentech, Inc.*	70,000	5,547,500
Genzyme Corp.*	82,100	5,122,219
Gilead Sciences, Inc.*	128,900	5,259,120
GPC Biotech AG (ADR)* (d)	113,046	1,321,395
Keryx Biopharmaceuticals, Inc.*	38,200	467,568
MedImmune, Inc.*	39,400	1,040,160
MGI Pharma, Inc.*	144,100	3,343,120
Millennium Pharmaceuticals, Inc.*	105,000	878,850
Myogen, Inc.* (d)	45,000	297,900
OSI Pharmaceuticals, Inc.*	30,000	1,115,100
Pharmion Corp.*	47,600	967,708
Rigel Pharmaceuticals, Inc.*	118,400	2,118,176
Telik, Inc.*	80,700	1,150,782
		54,813,023
Health Care Services 19.2%
Aetna, Inc.	60,400	4,711,804
Allscripts Healthcare Solutions, Inc.*	51,600	844,176
AMERIGROUP Corp.*	46,900	1,840,356
Caremark Rx, Inc.*	151,600	6,770,456
Covance, Inc.*	48,200	2,104,412
DaVita, Inc.*	34,600	1,593,676
Fresenius Medical Care AG (d)	21,500	1,688,635
Humana, Inc.*	74,100	2,694,276
Medco Health Solutions, Inc.*	18,126	906,300
PacifiCare Health Systems, Inc.*	39,500	2,481,785
PSS World Medical, Inc.*	98,600	1,157,564
UnitedHealth Group, Inc.	196,720	9,556,658
WellPoint, Inc.*	65,700	8,738,100
		45,088,198
Hospital Management 4.3%
Community Health Systems, Inc.*	122,500	4,455,325
Kindred Healthcare, Inc.*	61,200	2,361,096
Manor Care, Inc.	37,600	1,461,136
Triad Hospitals, Inc.	36,600	1,856,352
		10,133,909
Life Sciences Equipment 3.6%
Charles River Laboratories International, Inc.*	76,100	3,659,649
Invitrogen Corp.*	20,800	1,650,064
PerkinElmer, Inc.	92,800	1,775,264
Serologicals Corp.	66,700	1,433,383
		8,518,360
Medical Supply & Specialty 19.2%
Baxter International, Inc.	80,300	2,963,070
Beckman Coulter, Inc.	26,800	1,877,608
Biomet, Inc.	104,300	3,931,067
C.R. Bard, Inc.	29,600	2,020,200
Cooper Companies, Inc.	37,400	2,470,270
Cytyc Corp.*	105,100	2,460,391
Elekta AB "B"*	80,900	3,053,518
Fisher Scientific International, Inc.*	71,100	4,440,906
I-Flow Corp.*	60,900	995,106
IntraLase Corp.*	45,300	878,367
Johnson & Johnson	56,200	3,771,020
Kyphon, Inc.*	64,300	1,844,767
Medtronic, Inc.	73,400	3,945,250
Nobel Biocare Holding AG	13,950	2,779,507
Smith & Nephew PLC	188,912	1,864,944
St. Jude Medical, Inc.*	53,900	2,162,468
Stryker Corp.	33,300	1,620,045
Zimmer Holdings, Inc.*	27,400	2,098,292
		45,176,796
Pharmaceuticals 27.1%
Abbott Laboratories	156,600	7,554,384
Allergan, Inc.	14,400	1,113,264
Astellas Pharma, Inc.	87,000	3,101,534
AstraZeneca PLC	49,400	2,099,448
Barrier Therapeutics, Inc.*	75,400	1,203,384
Eli Lilly & Co.	34,100	1,988,030
IVAX Corp.*	126,425	2,484,251
Medicis Pharmaceutical Corp. "A" (d)	48,800	1,375,184
Novartis AG (Registered)	132,162	6,447,684
Pfizer, Inc.	295,350	8,240,265
Roche Holdings AG	44,485	5,603,346
Sanofi-Aventis	52,400	4,722,018
Schering-Plough Corp.	203,600	3,970,200
Sepracor, Inc.*	39,700	2,412,172
Shire Pharmaceuticals Group PLC (ADR)	39,400	1,261,194
Teva Pharmaceutical Industries Ltd. (ADR)	59,700	1,992,189
Watson Pharmaceuticals, Inc.*	22,700	682,362
Wyeth	168,300	7,299,171
		63,550,080
Total Common Stocks (Cost $174,271,760)		227,280,366

Securities Lending Collateral 3.0%
Scudder Daily Assets Fund Institutional, 3.07% (c) (e) (Cost $6,947,903)	6,947,903	6,947,903

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $7,322,267)	7,322,267	7,322,267
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $188,541,930) (a)	102.8	241,550,536
Other Assets and Liabilities, Net	(2.8)	(6,635,683)
Net Assets	100.0	234,914,853

* Non-income producing security.

(a) The cost for federal income tax purposes was $189,370,660. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $52,179,876. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,213,486 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,033,610.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2005 amounted to $6,708,558, which is 2.9% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005
Assets
Investments: Investments in portfolio, at value (cost $174,271,760) — including $6,708,558 of securities loaned	$ 227,280,366
Investment in Scudder Daily Assets Fund Institutional (cost $6,947,903)*	6,947,903
Investment in Scudder Cash Management QP Trust (cost $7,322,267)	7,322,267
Total investments in portfolio, at value (cost $188,541,930)	241,550,536
Foreign currency, at value (cost $450,611)	439,047
Dividends receivable	146,754
Interest receivable	20,787
Receivable for Fund shares sold	469,347
Foreign taxes recoverable	49,528
Other assets	39,007
Total assets	242,715,006
Liabilities
Payable for Fund shares redeemed	319,068
Payable upon return of securities loaned	6,947,903
Accrued management fee	171,322
Other accrued expenses and payables	361,860
Total liabilities	7,800,153
Net assets, at value	$ 234,914,853
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	53,008,606
Foreign currency related transactions	(11,356)
Accumulated net realized gain (loss)	(14,380,250)
Paid-in capital	196,297,853
Net assets, at value	$ 234,914,853

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($35,017,614 ÷ 1,543,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.69
Maximum offering price per share (100 ÷ 94.25 of $22.69)	$ 24.07

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,779,162 ÷ 676,553 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 21.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,880,030 ÷ 314,493 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 21.88
Class AARP Net Asset Value, offering and redemption price(a) per share ($39,473,845 ÷ 1,721,330 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.93
Class S Net Asset Value, offering and redemption price(a) per share ($138,727,596 ÷ 6,049,259 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.93
Institutional Class Net Asset Value, offering and redemption price(a) per share ($36,606 ÷ 1,585 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.10

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $54,551)	$ 1,219,475
Interest — Scudder Cash Management QP Trust	97,727
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	57,017
Total Income	1,374,219
Expenses: Management fee	2,021,996
Services to shareholders	905,464
Custodian and accounting fees	91,418
Distribution service fees	289,204
Auditing	51,231
Legal	12,211
Trustees' fees and expenses	9,365
Reports to shareholders	49,290
Registration fees	34,902
Other	12,040
Total expenses, before expense reductions	3,477,121
Expense reductions	(7,862)
Total expenses, after expense reductions	3,469,259
Net investment income (loss)	(2,095,040)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,264,909
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
Foreign currency related transactions	(18,465)
11,246,444
Net unrealized appreciation (depreciation) during the period on: Investments	(331,372)
Foreign currency related transactions	(17,562)
(348,934)
Net gain (loss) on investment transactions	10,897,510
Net increase (decrease) in net assets resulting from operations	$ 8,802,470

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income (loss)	$ (2,095,040)	$ (1,915,801)
Net realized gain (loss) on investment transactions	11,246,444	14,469,597
Net unrealized appreciation (depreciation) during the period on investment transactions	(348,934)	28,412,399
Net increase (decrease) in net assets resulting from operations	8,802,470	40,966,195
Fund share transactions: Proceeds from shares sold	46,425,059	74,419,655
Cost of shares redeemed	(76,613,243)	(44,851,607)
Redemption fees	41,556	38,171
Net increase (decrease) in net assets from Fund share transactions	(30,146,628)	29,606,219
Increase (decrease) in net assets	(21,344,158)	70,572,414
Net assets at beginning of period	256,259,011	185,686,597
Net assets at end of period	$ 234,914,853	$ 256,259,011

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 17.97	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.18)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.12	3.98	.21	(2.32)	(2.86)
Total from investment operations	.92	3.80	.06	(2.51)	(2.93)
Redemption fees	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 22.69	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[c]	4.23	21.15	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	40	24	17	7
Ratio of expenses (%)	1.53	1.59	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(.95)	(.91)	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	61	62	53	62	65

[a] For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.15	$ 17.60	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.37)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.06	3.89	.18	(2.31)	(2.88)
Total from investment operations	.69	3.55	(.09)	(2.65)	(3.01)
Redemption fees	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 21.84	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[c]	3.26[d]	20.17[d]	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16	12	12	4
Ratio of expenses before expense reductions (%)	2.43	2.43	2.32	2.28	2.19*
Ratio of expenses after expense reductions (%)	2.40	2.42	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.82)	(1.74)	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	61	62	53	62	65

[a] For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.17	$ 17.62	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.37)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.08	3.89	.19	(2.30)	(2.88)
Total from investment operations	.71	3.55	(.08)	(2.64)	(3.01)
Redemption fees	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 21.88	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[c]	3.35	20.15	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	4	4	1
Ratio of expenses (%)	2.36	2.41	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.78)	(1.73)	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	61	62	53	62	65

[a] For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.97	$ 18.09	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.17)	(.15)	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.13	4.03	.22	(2.32)	(3.73)
Total from investment operations	.96	3.88	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.69)
Redemption fees	.00***	.00***	.00***	.01	.03
Net asset value, end of period	$ 22.93	$ 21.97	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	4.37	21.45	.61	(11.99)	(15.48)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	44	24	30	35
Ratio of expenses (%)	1.36	1.38	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.78)	(.70)	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	61	62	53	62	65

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 21.96	$ 18.09	$ 17.99	$ 20.44	$ 18.32
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.15)	(.11)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.13	4.02	.21	(2.32)	2.88
Total from investment operations	.97	3.87	.10	(2.46)	2.74
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.69)
Redemption fees	.00*	.00*	.00*	.01	.07
Net asset value, end of period	$ 22.93	$ 21.96	$ 18.09	$ 17.99	$ 20.44
Total Return (%)	4.42	21.39[b]	.56	(11.99)	14.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	150	122	143	188
Ratio of expenses (%)	1.33	1.39	1.28	1.20	1.31
Ratio of net investment income (loss) (%)	(.75)	(.71)	(.69)	(.70)	(.64)
Portfolio turnover rate (%)	61	62	53	62	65
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.12	$ 18.19	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	(.11)	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.12	4.04	.23	(2.31)	(2.88)
Total from investment operations	.98	3.93	.14	(2.40)	(2.90)
Redemption fees	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 23.10	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	4.43[c]	21.60[c]	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	.03	.04	.01	—
Ratio of expenses before expense reductions (%)	1.47	1.27	1.11	.95	.95*
Ratio of expenses after expense reductions (%)	1.21	1.20	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.63)	(.52)	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	61	62	53	62	65

[a] For the period December 29, 2000 (commencement of operations of Institutional Class shares) to May 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 13, 2004 Class I shares were renamed Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $13,552,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2011, the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ 13,552,000
Unrealized appreciation (depreciation) on investments	$ 52,179,876

Redemption Fees. For the period from June 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, were assessed a fee of 1% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $143,286,656 and $174,792,714, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40%, 1.42%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, Institutional Class (formerly Class I), AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

In addition, effective April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its fees on Class A and Class B shares of the Fund to the extent necessary to maintain the operating expenses of Class A at 1.39% and Class B at 1.41% of average daily net assets excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2005
Class A	$ 107,311	$ —	$ 27,032
Class B	63,664	4,200	18,210
Class C	25,043	—	6,420
Class AARP	147,956	—	37,102
Class S	421,100	—	109,346
Institutional Class	171	96	—
	$ 765,245	$ 4,296	$ 198,110

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $64,841, of which $5,151 is unpaid at May 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 110,863	$ 9,759
Class C	50,940	4,534
	$ 161,803	$ 14,293

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annual Effective Rate
Class A	$ 75,653	$ 6,473.22%
Class B	36,107	3,119.24%
Class C	15,641	1,038.23%
	$ 127,401	$ 10,630

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2005, aggregated $12,071.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2005, the CDSC for Class B and C shares aggregated $46,383 and $3,015, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2005, SDI received $1.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $12,960, of which $6,480 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregated net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $63 and $67, respectively.

D. Expense Reductions

For the year ended May 31, 2005, the Advisor agreed to reimburse the Fund $3,082, which represents a portion or the fee savings expected to be realized by the advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, the custodian fee was reduced by $484 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	724,172	$ 15,656,086	978,863	$ 20,418,254
Class B	153,467	3,230,470	274,515	5,444,136
Class C	114,514	2,392,048	176,387	3,500,590
Class AARP	239,149	5,211,785	934,020	19,330,181
Class S	908,441	19,894,563	1,240,714	25,694,705
Institutional Class*	2,001	40,107	1,666	31,789
		$ 46,425,059		$ 74,419,655
Shares redeemed
Class A	(997,704)	$ (21,134,203)	(472,384)	$ (9,714,405)
Class B	(228,871)	(4,749,748)	(179,777)	(3,602,249)
Class C	(125,788)	(2,613,938)	(86,743)	(1,773,187)
Class AARP	(530,668)	(11,561,187)	(271,357)	(5,630,318)
Class S	(1,673,306)	(36,516,028)	(1,167,441)	(24,082,346)
Institutional Class*	(1,875)	(38,139)	(2,394)	(49,102)
		$ (76,613,243)		$ (44,851,607)
Redemption fees		$ 41,556		$ 38,171
Net increase (decrease)
Class A	(273,532)	$ (5,477,559)	506,479	$ 10,703,849
Class B	(75,404)	(1,518,868)	94,738	1,841,887
Class C	(11,274)	(221,813)	89,644	1,727,403
Class AARP	(291,519)	(6,327,767)	662,663	13,718,096
Class S	(764,865)	(16,602,589)	73,273	1,632,297
Institutional Class*	126	1,968	(728)	(17,313)
		$ (30,146,628)		$ 29,606,219

* On August 13, 2004, Class I shares were renamed Institutional Class shares.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Payments Made by Affiliates

During the year ended May 31, 2005, the Advisor fully reimbursed the Fund $712 for losses incurred on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	811196-815	811196-799	811196-781	811196-773
Fund Number	452	652	752	1452

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	152	352
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER HEALTH CARE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005            $48,500            $225            $7,200             $0
--------------------------------------------------------------------------------
2004            $45,500            $185            $6,900             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005               $581,822                 $0                    $0
--------------------------------------------------------------------------------
2004               $542,483                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005          $7,200             $0               $207,146            $214,346
--------------------------------------------------------------------------------
2004          $6,900             $0              $1,681,369         $1,688,269
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                        Scudder Health Care Fund, a series of Scudder
                                   Securities Trust

By:                                /s/ Julian Sluyters
                                   ---------------------------
                                   Julian Sluyters
                                   Chief Executive Officer

Date:                              August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                        Scudder Health Care Fund, a series of Scudder
                                   Securities Trust

By:                                /s/ Julian Sluyters
                                   ---------------------------
                                   Julian Sluyters
                                   Chief Executive Officer

Date:                              August 2, 2005

By:                                /s/ Paul Schubert
                                   ---------------------------
                                   Paul Schubert
                                   Chief Financial Officer

Date:                              August 2, 2005